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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File Nos. 33-76372, 333-64691, 333-69044 and 333-103381) of Monaco Coach Corporation of our report dated June 22, 2004 relating to the financial statements of Monaco Coach Corporation 401(k) Plan, which appears in this Form 11-K.

/s/ PRICEWATERHOUSECOOPERS LLP

Portland, Oregon June 25, 2004

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm